UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street, Georgetown P.O. Box 469 Grand Cayman, Cayman Islands	KY1-9006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2026, the Company held its 2026 Annual Meeting of Shareholders. The Company previously filed the Proxy Statement and related materials pertaining to the Annual Meeting of Shareholder with the Securities and Exchange Commission. On the record date of April 15, 2026, there were 8,101,374 ordinary shares outstanding and entitled to vote at the Annual Meeting of Shareholders.

Proposal 1: Election of Directors

Five nominees for the Board of Directors were elected to serve as directors of the Company, each to hold office in accordance with the Articles of Association of the Company until the annual general meeting of shareholders of the Company in 2027. The tabulation of votes was as follows:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Sanjay Madhu	2,593,023	179,956	14,004	1,896,269

Arun Gowda	2,585,419	187,560	14,004	1,896,269

Dwight Merren	2,507,661	265,318	14,004	1,896,269

Wrendon Timothy	2,492,810	280,169	14,004	1,896,269

Lesley Thompson	2,432,035	265,449	89,499	1,896,269

Proposal 2: Ratification of the Appointment of Independent Auditor

The appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the fiscal year ending December 31, 2026 was ratified as set forth below:

For	Against	Abstain	Broker Non-Votes
4,389,427	140,608	153,217	-

Proposal 3: Approval of the compensation of the Company’s named Executive Officers

The proposal to cast a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. was approved as follows:

For	Against	Abstain	Broker Non-Votes
2,130,908	586,173	69,902	1,896,269

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: June 16, 2026	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.